OBIE MEDIA

NEWS ANNOUNCEMENT

CONTACT: GARY LIVESAY
              VICE PRESIDENT AND CFO
              (541) 686-8400

                                OCTOBER 15, 2004

                 OBIE MEDIA REPORTS F2004 QUARTER THREE RESULTS

                  o NET REVENUE INCREASES BY 15.6% TO $13,134,670

                  o QUARTERLY EBITDA INCREASES BY 165.4% TO $1,707,507

                  o 2004 SALES CONTINUE TO PACE WELL AHEAD OF 2003 LEVELS

EUGENE, Ore. - Obie Media Corporation (Nasdaq:OBIE), a leading provider of out-of-home advertising products and services in North America, today reported financial results for its third quarter ended August 31, 2004.

Net revenue for the quarter was $13,134,670, an increase of 15.6% over third quarter 2003's net revenue of $11,363,360. Revenue from transit advertising was $11,016,302, compared to $9,506,089 the year before, and revenue from billboard advertising was $2,118,368 in third quarter 2004, compared to $1,857,271 in the previous year's third quarter. The Company reported a net profit for the 2004 third quarter of $510,794 ($0.09 per share), an improvement on the same period in 2003 when the Company reported a net loss of $407,045 ($0.07 per share).

Earnings before interest, taxes, depreciation and amortization (EBITDA), a common measurement for out-of-home advertising companies, was $1,707,507 for third quarter 2004, a 165.4% increase over the EBITDA of $643,335 in the same period last year.

Net revenue for the first nine months ended August 31, 2004 was $35,001,085, an increase of 14.0% over net revenue of $30,696,234 in the same period of 2003. Revenue from transit advertising was $28,830,135 for the first nine months of 2004 versus $25,453,336, for the same period ended August 31, 2003, an increase of 13.3%.


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Revenue from billboard advertising was $6,170,950 for the first nine months of 2004 versus $5,242,898 for the nine months ended August 31, 2003, an increase of 17.7%. Obie Media reported a net loss for the nine months ended August 31, 2004 of $1,142,191 or $0.19 per share. For the same period in 2003, the net loss was $1,911,049 or $0.32 per share.

EBITDA for the nine months ended August 31, 2004 was $3,194,217 compared to $1,320,564 in the nine month period of 2003, a 141.9% increase.

"I want to express my appreciation to our employee/partners for their dedication and hard work and to our shareholders for their continued support," said Brian
B. Obie, Chairman and CEO of Obie Media.


About Obie Media
----------------
Obie Media Corporation is a leading full-service out-of-home advertising company based in Eugene, Oregon. The Company sells, designs, produces and installs out-of-home advertising displays which include transit posters, billboards, wallscapes, transit shelters and bus benches throughout the United States and Canada. Obie Media's common stock is traded on Nasdaq Small Cap Market under the symbol "Obie." For more information, please contact Obie Media Corporation, 4211 West 11th Avenue, Eugene, Oregon 97402-5435.

Cautionary Statement Concerning Forward-looking Statements
----------------------------------------------------------
This document contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be different from any future statements. The following important factors, among others,


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could affect future results, causing these results to differ materially from those expressed in our forward-looking statements: failure to conclude favorable negotiations on pending transactions with existing transit agency partners or to successfully assimilate expanded operations; potential impairments of liquidity or capital resources; inability to generate sufficient advertising revenues to meet contractual guarantees; inability to renew existing lending arrangements as they expire; potential for cancellation or interruption of contracts with governmental agencies; a further decline in the demand for advertising in the areas where we conduct our business, or a deterioration of business conditions generally in those areas; slower than expected acceptance of our innovative display products; competitive factors, including increased competition and price pressures; changes in the seasonality of our business; and changes in regulatory or other external factors; as well as those factors listed from time to time in the Company's reports. The forward-looking statements included in this document are made only as of the date of this document and under section 27A of the Securities Act and section 21E of the Exchange Act. We do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

                                - Tables Follow -







































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                             OBIE MEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                    Three Months Ended August 31,         Nine Months Ended August 31,
                                                 ----------------------------------- ---------------------------------------
                                                        2004             2003              2004                2003
                                                 ----------------------------------- --------------------------------------
REVENUES:
  Transit advertising                                   $11,016,302     $ 9,506,089       $ 28,830,135        $ 25,453,336
  Outdoor advertising                                     2,118,368       1,857,271          6,170,950           5,242,898
                                                 ----------------------------------- ------------------ -------------------
      Net revenue                                        13,134,670      11,363,360         35,001,085          30,696,234
                                                 ----------------------------------- ------------------ -------------------

OPERATING EXPENSES:
  Production and installation                             1,783,684       1,470,753          4,996,602           4,392,478
  Transit and outdoor occupancy                           5,225,496       5,289,138         13,689,923          13,459,925
  Selling                                                 2,120,656       1,941,640          6,498,531           5,766,680
  General and administrative                              2,275,588       1,930,299          6,569,310           5,449,891
  Depreciation and amortization                             491,131         450,572          1,450,066           1,369,516
                                                 ----------------------------------- ------------------ -------------------
             Total operating expenses                    11,896,555      11,082,402         33,201,432          30,438,490
                                                 ----------------------------------- ------------------ -------------------

      Operating income                                    1,238,115         280,958          1,796,653             257,744

OTHER  EXPENSE:
  Interest expense                                          641,159         625,239          1,814,093           1,752,997
  Loss on extinguishment of debt                                                               961,411
                                                 ----------------------------------- ------------------ -------------------
INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES                                     596,956       (344,281)          (978,851)         (1,495,253)

INCOME TAX PROVISION (BENEFIT)                               64,423        (25,431)
                                                                                               110,838             109,100
                                                 ----------------------------------- ------------------ -------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
                                                            532,533       (318,850)        (1,089,689)         (1,604,353)

DISCONTINUED OPERATIONS, NET OF INCOME TAXES
                                                           (21,739)        (88,195)           (52,502)           (306,696)
                                                 ----------------------------------- ------------------ -------------------

              NET INCOME (LOSS)                          $  510,794    $  (407,045)      $ (1,142,191)       $ (1,911,049)
                                                 =================================== ================== ===================


Earnings (loss) per share:
    Basic and diluted, from continuing                   $     0.09    $     (0.05)      $      (0.18)       $      (0.27)
operations
    Basic and diluted, discontinued operations           $        -    $     (0.02)      $      (0.01)       $      (0.05)
    Basic and diluted, on net income (loss)              $     0.09    $     (0.07)      $      (0.19)       $      (0.32)


Other Data:
EBITDA (1)                                                1,707,507         643,335          3,194,217           1,320,564

 (1) The Company believes that EBITDA is widely used as one measure to evaluate the financial performance of companies in the out-of-home advertising industry, and therefore, is an appropriate supplemental measure regarding the operating performance of our business. The Company believes that EBITDA can assist in comparing out-of-home advertising company performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending on accounting methods used (particularly when acquisitions are involved) or non-operating factors (such as historical cost basis). Accordingly, this information has been disclosed to facilitate the comparative analysis of our operating performance relative to other companies in the out-of-home advertising industry. EBITDA (earnings before interest, taxes, depreciation and amortization), a non-GAAP financial measure, is defined as operating income before depreciation and amortization expense. EBITDA should not be considered in isolation or as a substitute for net income (loss), cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles, or as a measure of profitability or liquidity.


                             OBIE MEDIA CORPORATION
                             SUPPLEMENTAL DISCLOSURE
               RECONCILIATION OF GAAP NET INCOME (LOSS) TO EBITDA
                                   (UNAUDITED)


                                                Three Months Ended August 31,     Nine Months Ended August 31,
                                                ------------------------------  -------------------------------
                                                       2004            2003           2004                 2003
                                                -------------    -------------  --------------    -------------


          Reported GAAP net income (loss)       $    510,794     $  (407,045)   $ (1,142,191)     $ (1,911,049)
          Add interest expense                       641,159         625,239       1,814,093         1,752,997
          Add depreciation and amortization          491,131         450,572       1,450,066         1,369,516
          Add loss on extinguishment of debt               -               -         961,411                 -
          Add provision for income taxes              64,423         (25,431)        110,838           109,100
                                                -------------    -------------  --------------    -------------

          EBITDA                                $  1,707,507     $   643,335    $  3,194,217      $  1,320,564
                                                =============    =============  ==============    =============
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                             OBIE MEDIA CORPORATION
                           Consolidated Balance Sheets




                                                                      August 31,   November 30,
                                                                         2004          2003
                                                                     (Unaudited)
                                                                    ------------- -------------
         ASSETS

     CURRENT ASSETS:
        Cash                                                        $    797,832  $  1,943,169
        Accounts receivable, net                                       5,493,288     5,774,226
        Prepaids and other current assets                              6,208,542     5,099,504
        Deferred income taxes                                          1,542,592     1,543,750
                                                                    ------------- -------------
             Total current assets                                     14,042,254    14,360,649

        Property and equipment, net                                   14,836,855    14,886,619
        Goodwill, net                                                  5,448,552     5,448,552
        Other assets                                                   1,571,677       749,936
                                                                    ------------- -------------
                                                                    $ 35,899,338  $ 35,445,756
                                                                    ============= =============

         LIABILITIES AND SHAREHOLDERS' EQUITY

     CURRENT LIABILITIES:
        Current portion of long-term debt                            $ 1,000,000  $  1,723,695
        Working capital revolver                                       4,935,214     3,890,483
        Accounts payable                                                 509,197       307,901
        Accrued transit fees                                             973,096     1,148,124
        Accrued expenses                                               1,164,969     1,220,754
        Income taxes payable                                                   0       214,540
        Unearned revenue                                               1,083,821       928,051
                                                                    ------------- -------------
             Total current liabilities                                 9,666,297     9,433,548

     Deferred tax liability                                            1,584,805     1,586,631
     Long-term debt, net                                              18,550,670    17,246,748
                                                                    ------------- -------------
             Total liabilities                                        29,801,772    28,266,927
                                                                    ------------- -------------

     Shareholders' equity:
        Preferred stock, without par value, 10,000,000 shares
         authorized, no shares issued or outstanding
        Common stock, without par value, 20,000,000 shares
         authorized, 6,001,442 and 5,913,602 shares issued
         and outstanding at August 31, 2004 and November 30,
         2003, respectively                                           17,531,978    17,282,128
        Deferred stock based compensation                              (146,523)             -
        Other comprehensive income (loss)                               (87,892)      (45,495)
        Accumulated deficit                                         (11,199,997)  (10,057,804)
                                                                    ------------- -------------
         Total shareholders' equity                                    6,097,566     7,178,829
                                                                    ------------- -------------
                                                                    $ 35,899,338  $ 35,445,756
                                                                    ============= =============

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